October 2021 Baxter International Inc. Fall Shareholder Engagement

2 This presentation includes forward-looking statements concerning Baxter’s financial results, business development activities, capital structure, cost savings initiatives, R&D pipeline, including results of clinical trials and planned product launches, and outlook for full-year 2021. These forward-looking statements are based on assumptions about many important factors, including the following, which could cause actual results to differ materially from those in the forward-looking statements: conditions to the consummation of the acquisition of Hill-Rom Holdings Inc. (“Hillrom”), including Hillrom’s shareholder approval of the proposed acquisition, may not be satisfied or the regulatory approvals required for the proposed acquisition may not be obtained on the terms expected or on the anticipated schedule; successful integration of Hillrom with the Company and the realization of anticipated benefits of the acquisition (including anticipated synergies and net leverage targets) within the expected timeframes or at all; the occurrence of any event, change or other circumstance that could give rise to the termination of the merger agreement between the parties to the Hillrom acquisition; potential adverse reactions to the Hillrom acquisition by the Company or Hillrom’s strategic partners; the impact of global economic conditions (including potential trade wars) and public health crises and epidemics, such as the ongoing coronavirus (COVID-19) pandemic, on the Company and its customers and suppliers, including foreign governments in countries in which the Company operates; demand for and market acceptance of risks for new and existing products (including the impact of reduced hospital admission rates and elective surgery volumes); product development risks (including any delays in required regulatory approvals); product quality or patient safety concerns; the impact of competitive products and pricing, including generic competition, drug reimportation and disruptive technologies; accurate identification of and execution on business development and R&D opportunities and realization of anticipated benefits (including the acquisitions of Hillrom, Cheetah Medical, Seprafilm Adhesion Barrier and PerClot Polysaccharide Hemostatic System and specified rights to Caelyx/Doxil in territories outside the U.S., and Transderm Scop); loss of key employees or inability to identify and recruit new employees; continuity, availability and pricing of acceptable raw materials and component supply or the inability to create additional production capacity in a timely manner or the occurrence of other manufacturing or supply difficulties (including as a result of a natural disaster, public health crises and epidemics/pandemics, regulatory actions or otherwise); breaches or failures of the company’s information technology systems or products, including by cyberattack, unauthorized access or theft; future actions of regulatory bodies and other governmental authorities, including FDA, the Department of Justice, the SEC, the New York Attorney General, the Environmental Protection Agency and foreign regulatory agencies, including the continued delay in lifting the warning letter at Baxter’s Ahmedabad facility or proceedings related to the investigation related to foreign exchange gains and losses; increasing regulatory focus on privacy and security issues; failures with respect to compliance programs; U.S. healthcare reform and other global austerity measures; pricing, reimbursement, taxation and rebate policies of government agencies and private payers; proposed regulatory changes of the U.S. Department of Health and Human Services in kidney health policy and reimbursement the ability to enforce owned or in-licensed patents or the prevention or restriction of the manufacture, sale or use of products or technology affected by patents of third parties; global, trade and tax policies; any change in laws concerning the taxation of income (including current or future tax reform), including income earned outside the United States and potential taxes associated with the Base Erosion and Anti-Abuse Tax; actions taken by tax authorities in connection with ongoing tax audits; the outcome of pending or future litigation, including the opioid litigation, ethylene oxide litigation and litigation related to our internal investigation of foreign exchange gains and losses; fluctuations in foreign exchange and interest rates; and other risks identified in Baxter’s most recent filings on Form 10-K and Form 10-Q and other SEC filings, all of which are available on Baxter’s website. Baxter does not undertake to update its forward-looking statements unless otherwise required by the federal securities laws. Safe Harbor Statement

Executive Summary 3 COVID-19 Response  Continued prioritization of the health and safety of Baxter’s 50,000+ employees, and actively supporting patients, clinicians and communities  Partnered with Moderna, BioNTech, and Novavax to help manufacture their respective COVID-19 vaccines on a contract basis Executive Compensation  Pay-for-performance philosophy effectively aligns the interests of management and our stockholders  Enhancements to our compensation program for 2021 were implemented to further motivate and incent senior leadership to meet key 2021 priorities focused on various strategic areas, including ESG opportunities, while continuing to ensure the delivery of strong financial results Corporate Responsibility  Protect Our Planet, Empower Our Patients, and Champion Our People and Communities  Continue to demonstrate leadership in Corporate Social Responsibility and deliver meaningful progress towards our milestones  Outlined 2030 commitments and goals which include a 25% reduction of absolute Scope 1 and 2 greenhouse gas emissions by 2030 and carbon neutrality for our direct operations by 2040, and defined targets for representation of women and minorities in leadership roles Stockholder Outreach  Stockholder engagement remains a key focus for Baxter and an important part of our Board’s commitment to governance and accountability  In response to stockholder feedback received prior to and during the 2021 Annual Meeting, our Board is planning to provide stockholders with the right to act by written consent with a 25% threshold (consistent with the threshold of our special meeting right and reasonable procedural safeguards) Business Overview  Leading global medical products company focused on transformative innovation to deliver smarter, more personalized care for patients and providers  Addressing healthcare needs across the continuum of care – our product settings include hospitals, homes, specialty pharmacies, and clinics  Announced acquisition of Hillrom, a global medical technology leader, on September 2, 20211 Board of Directors  Highly qualified, independent and engaged Board, with 50% diverse Directors, and complementary skillset to support our long-term strategy  Continued focus on refreshment and diversity led in 2021 to the appointment of David S. Wilkes, M.D., former Dean at the University of Virginia School of Medicine and co-founder and Chief Scientific Officer at ImmuneWorks 1 Subject to the approval of Hillrom shareholders and the satisfaction of customary closing conditions (including regulatory approvals).

Baxter: A Leading Medical Products Company

Baxter's mission to save and sustain lives inspires our work and our commitment to deliver products and services that are essential building blocks of healthcare

Leadership

Established leadership position across portfolio

2020 Revenue by Business[1]


Total
$11.7B
Biopharma Solutions
$0.5B
Acute Therapies
$0.7B
Advanced Surgery
$0.9B
Clinical Nutrition
$0.9B
Pharmaceuticals
$2.1B
Medication Delivery
$2.7B
Renal Care
$3.8B

Global Opportunity

Optimizing resources across portfolio

Global Category Size & Growth[2]


% CAGR
Acute Therapies
$1B+
4% – 5%
Advanced Surgery
$3B+
4% – 5%
Clinical Nutrition
$4B+
~1%
Pharmaceuticals
$55B+
3% - 4%
Medication Delivery
$23B +
~2%
Renal Care
$13B +
~4%

TAM[3]: $100B+ **WAMGR[4]: ~3%**

Digital Transformation

Enabling a digital operating model to deliver digital solutions

Digital Health
Data-driven products, personalized care

Digital Customer Experience
Connected and simplified experiences

Digital Core
Smarter, faster end-to-end processes

[1] Fiscal year ended 12/31/2020. Total revenue includes $0.1B of Other revenue not presented above. [2] Global category size based on internal estimates for 2021. Reflects 2021E-2024E growth rates. [3] TAM represents total addressable market. [4] WAMGR represents weighted average market growth rate.

Baxter
4

The Baxter Journey 2016–2017: A Fresh Start 2018–2020: Building the Foundation 2021 and Beyond: Accelerating Transformation Unlocking innovation across the care continuum through digital transformation Intensified focus on entering adjacencies through organic innovation and business development initiatives Our goal is to strengthen our portfolio and extend our impact through transformative innovation that spans prevention to recovery  Realigned structure to drive innovation  Created regional go-to-market strategies Upgraded organizational talent Improved quality controls Strengthened financial position Refined corporate strategy  Bolstered organic innovation and R&D productivity Completed targeted business development initiatives   5

6 Advancing patient care and increasing stakeholder value through expanded reach, high-impact innovation and digital enablement Accelerating our Shared Vision to Transform Healthcare Note: Subject to the approval of Hillrom shareholders and the satisfaction of customary closing conditions (including regulatory approvals).

Protecting Employee Health and Safety • Implemented protective measures such as: enhanced infection control actions, remote working arrangements, restricted travel, symptom screening at building entrances, and use of PPE by employees • Modified manufacturing operations to limit interactions between employee groups • Instituted a special pandemic incentive for Baxter’s front-line workers and a volunteerism program for Baxter all employees, with additional programs for employees with medical training and licensure, to take a leave of absence and volunteer within their communities Multifaceted Response To The COVID-19 Pandemic 7 Helping to Manufacture COVID-19 Vaccines • Announced partnership agreement with Moderna, BioNTech and Novavax for Baxter BioPharma Solutions to provide fill/finish sterile manufacturing services and supply packaging for their respective COVID-19 vaccines Donating To Humanitarian Relief • Since 2020, Baxter International Foundation has provided more than $2.7 million to support humanitarian relief on the front lines (which includes a $1.25 million grant that was awarded to Save the Children in addition to support for World Vision’s COVID-19 Global Emergency Response; additional financial support given to geographic-specific relief programs) Our broad portfolio, global reach, focus on innovation and the power of our business transformation have combined to ensure our ability to respond to COVID-19 challenges across the global healthcare landscape

Announced Enhancements Informed by our Stockholders ► In response to a stockholder proposal that received majority support at the 2020 Annual Meeting, we conducted extensive engagement with the Company’s stockholders regarding our Board leadership structure ► In November 2020 the Board amended Baxter’s Corporate Governance Guidelines to require the Chair of the Board be an independent director (subject to limited exceptions associated with the exercise of the Board’s fiduciary duties), with the prospective policy to be implemented upon the transition of the Company’s next CEO Extensive Stockholder Engagement Program 8 We continue to incorporate feedback from our year-round engagement program ► During 2020, Directors Thomas Stallkamp and Albert Stroucken and select members of management met with stockholders representing over 40% of Baxter’s outstanding shares ► Held extensive dialogue with stockholders to better understand their perspectives on a variety of relevant issues, including: - impact of COVID-19 - company strategy and performance - board diversity and refreshment - executive compensation - corporate responsibility/ESG matters Engagement with stockholders remains a key focus for Baxter and an important part of our Board’s commitment to governance and accountability We are committed to considering stockholder feedback as well as the interests of all stakeholders when overseeing company strategy, formulating governance practices and designing compensation programs

Responsiveness to Stockholders 9 Baxter is committed to being responsive to the views of its stockholders ► Following stockholder approval of a written consent proposal at the 2021 Annual Meeting and extensive engagement efforts, the Board intends to take action to permit stockholders to act by written consent ► Timeline for Adoption: - After taking into account any additional feedback received from shareholders this Fall, the Board intends to vote on a written consent charter amendment in February 2022 - Stockholders will then have an opportunity to vote on the charter amendment at the Company’s Annual Meeting in May 2022 - If approved, the amendment will be implemented promptly following the 2022 Annual Meeting Proposed Procedural Safeguards The proposed written consent amendment includes customary safeguards to enhance transparency and prevent the disenfranchisement of minority stockholders and the inefficient use of corporate resources, including1: ► 25% ownership threshold to initiate the written consent process (consistent with our special meeting right threshold) ► Written consents will be solicited from all of Baxter’s stockholders and all stockholders will be provided with the same information they would have received if the action was taken at an in-person meeting ► Appropriate timeframes to govern various steps of the process to ensure the Board and stockholders have sufficient time to consider the merits of any matter ► Limited restrictions on the types of actions that can be taken by written consent to ensure compliance with applicable laws and avoid duplication with matters to be voted on at the annual meeting 1 Final terms of charter amendment subject to adjustment in advance of anticipated Board and stockholder approval.

Director Skillsets Support Effective Oversight Of Strategy

We are committed to enhancing our Board's diversity and ongoing director refreshment to ensure our Board has the right skills and background to effectively oversee our strategy and create long-term value for our stockholders

Complementary Skillsets



3
Cyber / IT
6
Diversity
8
Financial Expertise / Risk Management
8
Healthcare Marketing / Delivery
6
International
7
M&A / Transactional
8
Manufacturing and R&D
6
Other Sector Leadership
5
Quality, Regulatory and Compliance

Balanced Board Tenure



10+ years
4
8.3 years average¹
5
<5 years
3
5-10 years

Our Board of Directors currently consists of 25% women† and 25% ethnic minorities‡



JOSÉ (JOE) E. ALMEIDA‡
- Chairman, President & CEO
- Former Chairman, President & CEO, Covidien



THOMAS F. CHEN‡
- Former SVP and President, International Nutrition, Abbott Laboratories
- *Committees: NCGPP*, QCT*



JOHN D. FORSYTH
- Former Chairman and CEO, Wellmark Blue Cross and Blue Shield
- *Committees: CC*, NCGPP*



PETER S. HELLMAN
- Former President, Chief Financial and Administrative Officer, Nordson Corporation
- *Committees: AC, CC*



MICHAEL F. MAHONEY
- Chairman, President and CEO, Boston Scientific Corporation
- *Committees: CC, NCGPP*



PATRICIA B. MORRISON†
- Former Executive VP, Customer Support Services & CIO, Cardinal Health
- *Committees: AC, QCT*
- *New Director in 2019*



STEPHEN N. OESTERLE, M.D.
- Healthcare industry consultant, Former SVP, Medicine & Technology, Medtronic
- *Committees: NCGPP, QCT*
- *New Director in 2017*



CATHY R. SMITH†
- Chief Administrative Officer, Bright Health
- *Committees: AC*
- *New Director in 2017*



THOMAS T. STALLKAMP
- Founder and Principal, Collaborative Management
- *Committees: AC, CC*



ALBERT P.L. STROUCKEN
- Lead Independent Director
- Former Executive Chairman and CEO, Owens-Illinois
- *Committees: AC, NCGPP*



AMY A. WENDELL†
- Former SVP, Strategy and Business Development and Licensing, Covidien
- *Committees: CC, QCT*
- *New Director in 2019*



DAVID S. WILKES, M.D.‡
- Former Dean of the University of Virginia School of Medicine, and Chief Scientific Officer, Immuneworks
- *Committees: QCT*
- *New Director in 2021*

Our focus on diversity and refreshment has led to five new independent directors since 2017, as well as the retainer of outside search firms to identify potential new Board members with relevant backgrounds and skillsets

Baxter

CC = Compensation Committee; AC = Audit Committee; NCGPP = Nominating, Corporate Governance & Public Policy Committee; QCT = Quality, Compliance & Technology Committee; asterisk denotes committee chair.
[1] Average tenure as of the 2021 proxy statement.

10

Executive Compensation Aligned With Strategic Priorities 11 CEO Target Pay Mix (2020) 9% 15% 38% 38% Salary Target Cash Bonus Target Stock Options Target PSUs 91% Variable/ “At-Risk” A significant majority of executive pay is “at risk” and only delivered if specific annual and long-term performance requirements are met Pay Element Objectives Salary  Provides a base level of competitive compensation  Used to attract and retain executive talent Annual Incentive  Motivates and rewards executive for company and individual performance against annually established financial targets and individual objectives  For 2020, financial targets included adjusted net sales (50%), adjusted earnings per share (25%) and free cash flow (25%) Stock Options  Motivates and rewards an executive’s contributions to helping to achieve the company’s long-term objectives and creating stockholder value  Stock options recognize that it is in the best interests of the Company to provide equity that will vest as long as the executive continues to serve at Baxter and are valued, in part, on the Company’s performance during that period Performance Share Units (PSUs)  Motivates and rewards executive for company performance against financial targets and incorporates an assessment of the executive’s past performance and future potential  PSUs recognize that a portion of an executive’s equity awards should be completely “at-risk”  For 2020, financial objectives included relative TSR1, adjusted ROIC, and net sales CAGR (equally weighted at 33-1/3%) 1 Relative TSR against the TSR performance of the companies in the Dow Jones Medical Equipment Index.

Executive Compensation Program Changes and Practices 12 Baxter continues to evolve its executive compensation program based on the Company’s operational strategy and stockholder feedback Compensation Practices ► Pay-for-performance alignment ► Clawback policy ► Stock ownership guidelines for executives and directors ► Double-trigger change-in-control provisions1 ► No excise tax gross-ups on change-in-control payments ► No hedging, pledging, short sales, or derivative transactions ► No re-pricing or exchanging of underwater stock options ► No excessive perquisites for executives 2021 Executive Compensation Program Changes ► Beginning with the 2021 annual incentive, executives’ individual performance assessment will be determined in connection with an assessment of the Company’s performance against pre-established measures for strategic 2021 priorities:  50% - Patient Safety and Quality (including product safety and quality systems)  30% - Best Place to Work (including diversity in the workforce, culture, talent, the ACT initiative and environmental, health and safety measures)  20% - Growth Through Innovation (including the company’s ongoing digital transformation and its innovative ecosystem platform) ► Intended to further motivate and incent executives and the broader senior leadership team to meet key 2021 priorities focused on various strategic areas, including ESG issues, while continuing to help ensure the delivery of strong financial results 1 In the context of outstanding equity awards, a double-trigger change-in-control provision doesn’t apply if it results in the company no longer being a public company or the outstanding awards are not assumed by the successor entity.

Demonstrating Leadership In Corporate Social Responsibility Baxter 2015 – 2020 Corporate Responsibility Priorities and Goals Meaningful Progress and Milestones Achieved WORKPLACE CULTURE Promote inclusion, diversity and employee engagement ETHICS AND COMPLIANCE Drive a culture of integrity and the highest ethical behavior EMPLOYEE HEALTH & SAFETY Achieve zero-harm workplace and improve employee well-being OPERATIONS Reduce environmental footprint through increased efficiency and resource conservation RESPONSIBLE PROCUREMENT & LOGISTICS Implement world-class sustainability practices with key partners INNOVATION THAT EXPANDS ACCESS TO CARE Improve access to healthcare for the underserved SERVING OUR COMMUNITIES Support communities worldwide in enduring ways PRODUCT INNOVATION Improve sustainability and performance of products and services 1 "Complaints" are any allegations related to the identity, quality, durability, reliability, usability, safety, effectiveness or performance of a product. “Complaint incidents” are the number of alleged product defects globally identified within product complaints. “Medical device reports” are reports submitted to U.S. Food and Drug Administration (FDA) of certain medical device malfunctions, serious injuries or deaths associated with the use of a medical device. “Field alert reports” are reports submitted to FDA for a specific drug application and defect category. “Field actions” include both recalled products and nonrecall actions taken on distributed products globally. Progress from 2015 to 20201 2020 Energy Conservation Projects 2020 Recycling At Baxter 13

2030 Corporate Responsibility Commitment and Goals 14

A Recognized Top Employer And Outstanding Corporate Citizen 15 Recent Highlights Focusing On Inclusion and Diversity Expanding Access To Care Serving Our Communities Worldwide Reducing Our Environmental Footprint For more information on Baxter’s efforts to benefit our communities, employees, and stakeholders, refer to our 2020 Corporate Responsibility Report and recent Sustainability Accounting Standards Boards Index. Top 4% On DJSI’s Healthcare Equipment and Supplies Industry Sector #30 On Newsweek’s list of America’s 400 Most Responsible Companies Top 10% Disability Equality & Diversity Best Practices Inclusion Indices #40 On JUST 100 list of America’s “Most Just” Companies